Exhibit 10.37

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

GOODMAN GLOBAL, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of December 23, 2004 (the “Grant Date”) by and between Goodman Global, Inc., a Delaware corporation (the “Company”) and                         , an employee of the Company (or one of its Subsidiaries), hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the 2004 Stock Option Plan of Goodman Global, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee appointed to administer the Plan pursuant to Section 6.1 of the Plan (the “Committee”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company (or one of its Subsidiaries) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1    “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2    “Average Invested Capital” for a given year means the quotient of (x) sum of the Invested Capital of the Company as of the last day of each of the thirteen calendar months commencing with December of the year immediately prior to such year and ending with December of the year in question divided by (y) 13.

Section 1.3    “Cause” shall mean the Company or a Subsidiary having “Cause” to terminate the Optionee’s employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Company or a Subsidiary shall have “Cause” to terminate the Optionee’s employment upon: (a) the Optionee’s willful failure to substantially perform his duties as set forth in any employment or severance agreement or otherwise (other than any such failure resulting from the Optionee’s Disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) the Optionee’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board or his superiors, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) the Optionee’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Optionee’s duties and responsibilities; or (e) the Optionee’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

Section 1.4    “Change in Control” shall mean the first to occur of the following events:

(a) The consummation of (i) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (ii) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of common stock of the Company, par value $0.01 per share, by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, the Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Principal Stockholder) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (A) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (B) an amount greater than the amount owned or controlled, directly or indirectly, by the Principal Stockholder of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 1.4 unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(b) A majority of the members of the Board cease to be Continuing Directors; or

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(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 1.5    “Committee” shall have the meaning set forth in the Recitals hereto.

Section 1.6    “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.7    “Company” shall have the meaning set forth in the Recitals hereto.

Section 1.8    “Continuing Director” means any person who either (i) was a member of the Board as of the date of this Agreement; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Section 1.9    “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Optionee’s inability to perform, with or without reasonable accommodation, the essential functions of the Optionee’s position for a total of three months during any six month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

Section 1.10    “EBITDA” for a given period shall mean the sum of (a) the consolidated net income before interest, taxes, depreciation, amortization, and extraordinary items and (b) any management or similar fees charged to the Company by any Principal Stockholder (but only to the extent such fees are deducted from the net income described in the preceding subsection (a)), all as reflected on the Company’s audited consolidated financial statements for such period; provided, however, the impact of purchase accounting adjustments on inventory and related cost of sales as a result of the consummation of the transactions contemplated by that certain Asset Purchase Agreement by and among Goodman Global Holdings, Inc., a Texas corporation (“Goodman (Texas)”), the Company, and Goodman Global Holdings, Inc. (f/k/a Frio, Inc.), a Delaware corporation, dated as of November 18, 2004, providing for the Company’s purchase of substantially all the assets of Goodman (Texas) shall be excluded in determining EBITDA. Consolidated net income shall be determined in accordance with generally accepted accounting principles except that gains or losses from extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

Section 1.11    “EBITDA Target” for a given period shall be as set forth in Exhibit A of this Agreement, subject to the provisions of Section 4.6.

Section 1.12    “Good Reason” shall mean the Optionee having “Good Reason” to terminate his employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Optionee shall have “Good Reason” to terminate the his employment upon occurrence of any of the following: (i) failure of the Company or its shareholders to continue the Optionee in that position, or any other substantially similar position, as he holds as of the effective date of this

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Agreement; (ii) a material diminution in the nature or scope of the Optionee’s responsibilities, duties or authority; (iii) failure of the Company to make any material payment or provide any material benefit under any employment or severance agreement; or (iv) the Company’s material breach of any employment or severance agreement or any Option agreement; provided, however, that notwithstanding the foregoing the Optionee may not resign his employment for Good Reason unless: (A) the Optionee provides the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice is provided not later than the 30th day following the occurrence of the event constituting Good Reason) and (B) the Company has not remedied the alleged violation(s) within the 30-day period.

Section 1.13    “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.14    “Invested Capital” means as of a given date, (a) the consolidated total assets of the Company minus (b) the sum of (i) cash, (ii) identifiable and unidentifiable intangibles including goodwill, (iii) deferred income tax assets, (iv) deferred financing costs, (v) trade accounts payable and (vi) current accrued expenses including warranty expenses of the Company on a consolidated basis, all as reflected on the Company’s balance sheet as of such date. Invested Capital shall be determined in accordance with generally accepted accounting principles provided that extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

Section 1.15    “Management Stockholders Agreement” shall mean that certain Stockholders Agreement dated as of December 23, 2004, by and among the Company, Goodman Global Holdings, Inc. (f/k/a Frio, Inc.), a Delaware corporation, Frio Holdings, LLC, a Delaware limited liability company, and certain other stockholders of the Company who are signatories thereto.

Section 1.16    “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.17    “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.18    “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.19    “Preferred Stock” shall mean the Company’s 9.5% Series A Cumulative Senior Redeemable Exchangeable Preferred Stock, par value $.01 per share, or if the Preferred Stock is no longer outstanding the class of capital stock issued in exchange for, or in lieu of Preferred Stock.

Section 1.20    “Principal Stockholders” shall mean Frio Holdings, LLC, a Delaware limited liability company, and its Affiliates.

Section 1.21    “Return on Invested Capital” for a given year means the quotient of (x) the consolidated net income of the Company for such year as reflected on the Company’s audited financial statements for such year divided by (y) Average Invested Capital for such year. Consolidated net income shall be determined in accordance with generally accepted accounting principles except that gains or losses from extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

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Section 1.22    “Return on Invested Capital Threshold” for a given period shall be set forth on Exhibit A of this Agreement, subject to the provisions of Section 4.6.

Section 1.23    “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company (and all of its subsidiaries or Affiliates) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company (or one of its subsidiaries or Affiliates). For the avoidance of doubt, the parties acknowledge and agree that the last sentence of Section 1.30 of the Plan shall not apply with respect to the Option granted hereunder.

ARTICLE II.

GRANT OF OPTION

Section 2.1    Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of              shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement; provided, however, that in the event any shares of Common Stock, or any rights, warrants, options or other securities directly or indirectly exchangeable, convertible or exercisable to purchase Common Stock, are issued in exchange for, in conversion of or as a dividend, interest or other distribution on account of the Preferred Stock (or any Holdings Notes, as such term is defined in the certificate of designation with respect to the Preferred Stock) (a “Preferred Issuance Event”) the number of shares of Common Stock issuable upon the exercise of this Option shall be adjusted ratably such that the number of shares of Common Stock issuable upon exercise constitutes the same percentage of the shares of Common Stock outstanding on a Fully Diluted Basis (as defined below) after giving effect to such adjustment and the Preferred Issuance Event as the percentage which the shares of Common Stock issuable upon the exercise of this Option constituted of the shares of Common Stock outstanding on a Fully Diluted Basis immediately prior to the Preferred Issuance Event. For the purposes hereof, the term “Fully Diluted Basis” shall mean all shares of Common Stock outstanding or issuable upon the exercise, conversion or exchange of all then outstanding securities, option, warrants or rights which are, directly or indirectly, exercisable, convertible or exchangeable for Common Stock plus any and all shares reserved pursuant to the Plan, and any other stock option, stock incentive or similar plan, which are not then the subject of outstanding options or other awards.

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Section 2.2    Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3    Option Price. The purchase price of the shares of Common Stock covered by the Option shall be $40 per share (without commission or other charge).

ARTICLE III.

EXERCISABILITY

Section 3.1    Commencement of Exercisability

(a) Subject to subsection (e) and Section 3.3, 50% of the Option shall become exercisable in four equal and cumulative installments provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date as follows:

(i) The first installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2005;

(ii) The second installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2006;

(iii) The third installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2007; and

(iv) The fourth installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2008.

(b) Subject to subsections (c) and (e) and Section 3.3, 50% of the shares subject to the Option shall become fully exercisable on the eighth anniversary of the Grant Date provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date.

(c) Notwithstanding subsection (b) but subject to subsections (e) and (f) and Section 3.3:

(i) An installment consisting of 10% of the shares covered by the Option shall become exercisable on December 31 of each calendar year 2005 through 2009 if the EBITDA as of such December 31 equals or exceeds the applicable EBITDA Target for such year and the Return on Invested Capital Threshold for such year is met; provided that such installment shall not be exercisable until the EBITDA and Return on Invested Capital as of such December 31, have been determined (in all events to occur not more than 80 days following such December 31); provided, that in the event that such targets have been met for a period, the applicable installments shall be deemed to be exercisable notwithstanding that the Optionee had a Termination of Employment (other than by the Company for Cause or by the Optionee without Good Reason) after such December 31, but prior to the determination of EBITDA and Return on Invested Capital.

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(ii) If the EBITDA as of the end of any calendar year 2005 through 2008 is less than the applicable EBITDA Target with respect to such year (any such year a “Missed Year”), that portion of the Option that was subject to accelerated exercisability pursuant to Section 3.1(c)(i) with respect to the Missed Year (and which did not become exercisable with respect to such Missed Year) shall become exercisable on December 31 of the calendar year immediately following the Missed Year, provided that the EBITDA as of such immediately following December 31 equals or exceeds the applicable EBITDA Target for the calendar year immediately following the Missed Year; provided that such installment shall not be exercisable until the EBITDA and Return on Invested Capital as of such December 31, have been determined (in all events to occur not more than 80 days following such December 31); provided, that in the event that such targets have been met for a period, the applicable installments shall be deemed to be exercisable notwithstanding that the Optionee had a Termination of Employment (other than by the Company for Cause or by the Optionee without Good Reason) after such December 31, but prior to the determination of EBITDA and Return on Invested Capital.

(d) The Committee shall make the determination as to whether the respective EBITDA Targets have been met, and shall determine the extent, if any, to which the Option has become exercisable, on any such date after the applicable date of determination as the Committee in its sole discretion shall reasonably determine in good faith; provided, however, that with respect to each calendar year such date shall not be later than the 80th day following December 31 of such calendar year and shall provide prompt written notice to the Optionee of such determination.

(e) Notwithstanding the foregoing provisions of this Section 3.1, but subject to Section 3.3, (i) any portion of the Option described in Section 3.1(a) that has not theretofore become vested and exercisable shall become fully vested and exercisable immediately prior to the effective date of a Change in Control and (ii) the Option shall become vested and exercisable with respect to all shares that, as of the date of a Change in Control (A) are eligible to become vested pursuant to Section 3.1(c)(i) above and (B) if the Change in Control occurs following July 1 of any year and the Committee determines in good faith that absent such Change in Control the applicable EBITDA Target would be met with respect to such year, are eligible to become vested pursuant to Section 3.1(c)(ii) above (but the Option shall not become vested with respect to any shares that are eligible to become vested only upon the eighth anniversary of the date of grant pursuant to Section 3.1(b) above).

(f) Except as set forth in Section 3.1(c), no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

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Section 3.2    Duration of Exercisability. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable.

Section 3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) Except as the Committee may otherwise approve, the 90th day following the date of the Optionee’s Termination of Employment for any reason other than (i) termination by the Company for Cause or due to Disability; or (ii) the Optionee’s death; or

(c) Except as the Committee may otherwise approve, the date of the Optionee’s Termination of Employment by reason of termination by the Company for Cause; or

(d) In the case of a Termination of Employment by the Company due to Disability or as a result of the Optionee’s death, the expiration of 12 months from the date of the Optionee’s Termination of Employment; or

(e) Unless otherwise determined by the Committee, the occurrence of a Change in Control, provided that any portion of the Option which is or becomes exercisable as of the occurrence of the Change in Control may be exercised concurrently therewith.

Section 3.4    Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.5    Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan; provided, however, that notwithstanding Section 5.3 of the Plan, in the event that Optionee’s Termination of Employment is by the Company without Cause or by the Optionee for Good Reason and such Termination of Employment occurs prior to an Initial Public Offering: (a) any portion of the Option that is exercisable following the date of such Termination of Employment may be exercised by delivery to the Company’s corporate secretary of full payment for the shares with respect to which the Option is thereby exercised, which payment may be made in the form of (i) cash or personal, certified, or bank cashier check; or (ii) surrender of shares of Common Stock which have been owned by the Optionee for more than six months duly endorsed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; and (b) the payment to the Company of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option, may be made in shares of Common Stock which have been owned by the Optionee for more than six months, enclosed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the amounts necessary to

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satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option; and, provided, further, that, notwithstanding anything to the contrary in Section 5.3 of the Plan, following an Initial Public Offering, the Optionee may (unless the Committee determines that the method of exercise described in this proviso is reasonably likely to violate any applicable law, rule or regulation) exercise the Option, or any exercisable portion thereof, by delivery to the corporate secretary of notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price.

ARTICLE IV.

OTHER PROVISIONS

Section 4.1    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 4.2    Shares Subject to Plan and Management Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Management Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement, including, without limitation, that certain Binding Management Compensation Term Sheet by and between the Optionee and the Company dated as of November 18, 2004. The parties further intend that this Agreement (together with the Plan and the Management Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 4.3    Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.4    Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

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Section 4.5    Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as provided by Section 7.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

Section 4.6    Adjustments in EBITDA and Return on Invested Capital Targets. The EBITDA and Return on Invested Capital Targets specified in Exhibit A are based upon certain revenue and expense assumptions about the future business of the Company as of the date the Option is granted. Accordingly, in the event that, after such date, the Committee determines, in its sole discretion in consultation with the Company’s Chief Executive Officer, that any acquisition or disposition of any business by the Company or any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or change in applicable laws, regulations, or accounting principles occurs such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to the Option, then the Committee shall, in good faith and in such manner as it may deem equitable, adjust the amounts set forth on Exhibit A to reflect the projected effect of such transaction(s) or event(s) on EBITDA and/or Return on Invested Capital, subject to Section 7.1 of the Plan.

Section 4.7    Corporate Events and Other Adjustments. Any and all adjustments made to this Option pursuant to Sections 7.1(a) or 7.1(b) of the Plan or pursuant to Section 4.6 of this Agreement shall be made by the Committee in consultation with the Company’s Chief Executive Officer, and the Committee shall use its good faith best efforts to make any such adjustment in a manner that it determines is not reasonably likely to (a) dilute or diminish the potential benefits of this Option, (b) decrease the likelihood of the achievement of EBITDA and Return on Invested Capital Targets, or (c) otherwise materially reduce the value of the Option (all as compared to the facts and circumstances applicable prior to such adjustment and the applicable transaction or event).

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOODMAN GLOBAL, INC.

By:
Name:
Title:

[Optionee]

Residence Address:

Optionee’s Social Security Number:

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EXHIBIT A

NON-QUALIFIED STOCK OPTION AGREEMENT

EBITDA TARGETS AND RETURN ON INVESTED CAPITAL THRESHOLDS

($ Millions)

Year Ending December 31

	2005		2006		2007			2008			2009
EBITDA Target	$185		$230		$	[	]	$	[	]	$	[	]
Return on Invested Capital Thresholds*		%		%			%			%			%

*    To be established by the Committee in consultation with the Company’s Chief Executive Officer and Chief Financial Officer in accordance with the principles set forth in that certain letter agreement dated as of December 22, 2004 by and among the Company’s Chief Executive Officer, the Company’s Chief Financial Officer and a representative of Frio Holdings, LLC.

A-1

FIRST AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT

This First Amendment to the Non-Qualified Stock Option Agreement, dated as of March         , 2006, and effective only upon the date of the consummation of an Initial Public Offering (as defined in the 2004 Stock Option Plan of Goodman Global, Inc.) (the “Effective Date”), is made by and between Goodman Global, Inc., a Delaware corporation (the “Company”), and              (the “Executive”).

WHEREAS, the Executive entered that certain Non-Qualified Stock Option Agreement (dated and effective as of December 23, 2004, the “Option Agreement”);

WHEREAS, the Company and the Executive have mutually agreed that it is in their best interest to amend the Option Agreement pursuant to the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree that, effective as of the date hereof, the Agreement is hereby amended as follows:

1.    Section 1.10 of the Option Agreement shall be amended by adding a sentence to the end thereof, to read in its entirety as follows:

Notwithstanding any of the forgoing, the vesting of the Option pursuant to Section 3.1(b)(i) shall be excluded in determining EBITDA.

2.    Section 3.1(b) of the Option Agreement shall be amended by to read in its entirety as follows:

(i) An Installment consisting of 10% of the shares covered by the Option shall become exercisable upon the consummation of an Initial Public Offering and (ii) subject to subsections (c) and (e) and Section 3.3, 40% of the shares subject to the Option shall become fully exercisable on the eighth anniversary of the Grant Date provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date.

3.    The number “2009” found in Section 3.1(c)(i) of the Option Agreement shall be replaced with the number “2008”.

4.    Section 3.5 of the Option Agreement shall be amended to read in its entirety as follows:

Section 3.5    Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan; provided, however, that notwithstanding Section 5.3 of the Plan: (a) any portion of the Option that is exercisable may be exercised by delivery to the Company’s corporate secretary of full payment for the shares with respect to which the Option is thereby exercised, which payment may be made in the form of (i) cash or personal, certified, or bank cashier check; (ii) surrender of shares of Common Stock, which have been owned by the Optionee for at least six months (or such other minimum length of time as the Committee determines from time to time to be necessary to avoid adverse accounting consequences or violation of any applicable law, rule or regulation), duly endorsed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) any combination of the foregoing; and (b) the payment to the Company of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option or any portion thereof, may be made in shares of Common Stock, which have been owned by the Optionee for at least six months (or such other minimum length of time as the Committee determines from time to time to be necessary to avoid adverse accounting consequences or violation of any applicable law, rule or regulation), enclosed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the amounts necessary to satisfy the portion of such federal, state and local tax withholding requirements arising in connection with the exercise of the Option which the Optionee elects to be so satisfied; and, provided, further, that, notwithstanding anything to the contrary in Section 5.3 of the Plan, following an Initial Public Offering, the Optionee may (unless the Committee determines that the method of exercise described in this proviso is reasonably likely to violate any applicable law, rule or regulation) exercise the Option, or any exercisable portion thereof, by delivery to the corporate secretary of notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price.

* * * * *

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to the Agreement as of the day and year first above written.

EXECUTIVE

[Name]

GOODMAN GLOBAL, INC.

By:

Its:

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NON-QUALIFIED STOCK OPTION AGREEMENT

OF

GOODMAN GLOBAL, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of             , 2005 (the “Grant Date”) by and between Goodman Global, Inc., a Delaware corporation (the “Company”) and                         , an employee of the Company (or one of its Subsidiaries), hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the 2004 Stock Option Plan of Goodman Global, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee appointed to administer the Plan pursuant to Section 6.1 of the Plan (the “Committee”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company (or one of its Subsidiaries) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2 “Average Invested Capital” for a given year means the quotient of (x) sum of the Invested Capital of the Company as of the last day of each of the thirteen calendar months commencing with December of the year immediately prior to such year and ending with December of the year in question divided by (y) 13.

Section 1.3 “Cause” shall mean the Company or a Subsidiary having “Cause” to terminate the Optionee’s employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the

Company or a Subsidiary shall have “Cause” to terminate the Optionee’s employment upon: (a) the Optionee’s willful failure to substantially perform his duties as set forth in any employment or severance agreement or otherwise (other than any such failure resulting from the Optionee’s Disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) the Optionee’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board or his superiors, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) the Optionee’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Optionee’s duties and responsibilities; or (e) the Optionee’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

Section 1.4 “Change in Control” shall mean the first to occur of the following events:

(a) The consummation of (i) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (ii) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of common stock of the Company, par value $0.01 per share, by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, the Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Principal Stockholder) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (A) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (B) an amount greater than the amount owned or controlled, directly or indirectly, by the Principal Stockholder of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 1.4 unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(b) A majority of the members of the Board cease to be Continuing Directors; or

(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 1.5 “Committee” shall have the meaning set forth in the Recitals hereto.

Section 1.6 “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.7 “Company” shall have the meaning set forth in the Recitals hereto.

Section 1.8 “Continuing Director” means any person who either (i) was a member of the Board as of the date of this Agreement; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Section 1.9 “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Optionee’s inability to perform, with or without reasonable accommodation, the essential functions of the Optionee’s position for a total of three months during any six month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

Section 1.10 “EBITDA” for a given period shall mean the sum of (a) the consolidated earnings before interest, taxes, depreciation, amortization, and extraordinary items and (b) any management or similar fees charged to the Company by any Principal Stockholder (but only to the extent such fees are deducted from the earnings described in the preceding subsection (a)), all as reflected on the Company’s audited consolidated financial statements for such period; provided, however, the impact of purchase accounting adjustments on inventory and related cost of sales as a result of the consummation of the transactions contemplated by that certain Asset Purchase Agreement by and among Goodman Global Holdings, Inc., a Texas corporation (“Goodman (Texas)”), the Company, and Goodman Global Holdings, Inc. (f/k/a Frio, Inc.), a Delaware corporation, dated as of November 18, 2004, providing for the Company’s purchase of substantially all the assets of Goodman (Texas) shall be excluded in determining EBITDA. Consolidated net income shall be determined in accordance with generally accepted accounting principles except that gains or losses from extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

Section 1.11 “EBITDA Target” for a given period shall be as set forth in Exhibit A of this Agreement, subject to the provisions of Section 4.6.

Section 1.12 “Good Reason” shall mean the Optionee having “Good Reason” to terminate his employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Optionee shall have “Good Reason” to terminate the his employment upon occurrence of any of the following: (i) failure of the Company or its shareholders to continue the Optionee in that position, or any other substantially similar position, as he holds as of the effective date of this Agreement; (ii) a material diminution in the nature or scope of the Optionee’s responsibilities, duties or authority; (iii) failure of the Company to make any material payment or provide any material benefit under any employment or severance agreement; or (iv) the Company’s material breach of any employment or severance agreement or any Option agreement; provided, however, that notwithstanding the foregoing the Optionee may not resign his employment for Good Reason unless: (A) the Optionee provides the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice is provided not later than the 30th day following the occurrence of the event constituting Good Reason) and (B) the Company has not remedied the alleged violation(s) within the 30-day period.

Section 1.13 “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.14 “Invested Capital” means as of a given date, (a) the consolidated total assets of the Company minus (b) the sum of (i) cash, (ii) identifiable and unidentifiable intangibles including goodwill, (iii) deferred income tax assets, (iv) deferred financing costs, (v) trade accounts payable and (vi) current accrued expenses including warranty expenses of the Company on a consolidated basis, all as reflected on the Company’s balance sheet as of such date. Invested Capital shall be determined in accordance with generally accepted accounting principles provided that extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

Section 1.15 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.16 “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.17 “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.18 “Principal Stockholders” shall mean Frio Holdings, LLC, a Delaware limited liability company, and its Affiliates.

Section 1.19 “Return on Invested Capital” for a given year means the quotient of (x) the consolidated net income of the Company for such year as reflected on the Company’s audited financial statements for such year divided by (y) Average Invested Capital for such year. Consolidated net income shall be determined in accordance with generally accepted accounting principles except that gains or losses from extraordinary, unusual or non-recurring items may be excluded in the discretion of the Committee.

Section 1.20 “Return on Invested Capital Threshold” for a given period shall be set forth on Exhibit A of this Agreement, subject to the provisions of Section 4.6.

Section 1.21 “Stockholders Agreement” shall mean the stockholders agreement by and among the Company, Goodman Global Holdings, Inc., a Delaware corporation, Frio Holdings, LLC, a Delaware limited liability company, and certain other stockholders of the Company who are signatories thereto, in such form as shall be determined by the Company.

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of              shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3 Option Price. The purchase price of the shares of Common Stock covered by the Option shall be $40 per share (without commission or other charge).

ARTICLE III.

EXERCISABILITY

Section 3.1 Commencement of Exercisability

(a) Subject to subsection (e) and Section 3.3, 50% of the Option shall become exercisable in four equal and cumulative installments provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date as follows:

(i) The first installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2005;

(ii) The second installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2006;

(iii) The third installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2007; and.

(iv) The fourth installment shall consist of 12.5% of the shares covered by the Option and shall become exercisable on December 31, 2008.

(b) Subject to subsections (c) and (e) and Section 3.3, 50% of the shares subject to the Option shall become fully exercisable on the eighth anniversary of the Grant Date provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date.

(c) Notwithstanding subsection (b) but subject to subsections (e) and (f) and Section 3.3:

(i) An installment consisting of 10% of the shares covered by the Option shall become exercisable on December 31 of each calendar year 2005 through 2009 if the

EBITDA as of such December 31 equals or exceeds the applicable EBITDA Target for such year and the Return on Invested Capital Threshold for such year is met; provided that such installment shall not be exercisable until the EBITDA and Return on Invested Capital as of such December 31, have been determined (in all events to occur not more than 80 days following such December 31).

(ii) If the EBITDA as of the end of any calendar year 2005 through 2008 is less than the applicable EBITDA Target with respect to such year (any such year a “Missed Year”), that portion of the Option that was subject to accelerated exercisability pursuant to Section 3.1(c)(i) with respect to the Missed Year (and which did not become exercisable with respect to such Missed Year) shall become exercisable on December 31 of the calendar year immediately following the Missed Year, provided that the EBITDA as of such immediately following December 31 equals or exceeds the applicable EBITDA Target for the calendar year immediately following the Missed Year; provided that such installment shall not be exercisable until the EBITDA and Return on Invested Capital as of such December 31, have been determined (in all events to occur not more than 80 days following such December 31).

(d) The Committee shall make the determination as to whether the respective EBITDA Targets have been met, and shall determine the extent, if any, to which the Option has become exercisable, on any such date after the applicable date of determination as the Committee in its sole discretion shall determine; provided, however, that with respect to each calendar year such date shall not be later than the 80th day following December 31 of such calendar year and shall provide prompt written notice to the Optionee of such determination.

(e) Notwithstanding the foregoing provisions of this Section 3.1, but subject to Section 3.3, (i) any portion of the Option described in Section 3.1(a) that has not theretofore become vested and exercisable shall become fully vested and exercisable immediately prior to the effective date of a Change in Control and (ii) the Option shall become vested and exercisable with respect to all shares that, as of the date of a Change in Control (A) are eligible to become vested pursuant to Section 3.1(c)(i) above and (B) if the Change in Control occurs following July 1 of any year and the Committee determines in good faith that absent such Change in Control the applicable EBITDA Target would be met with respect to such year, are eligible to become vested pursuant to Section 3.1(c)(ii) above (but the Option shall not become vested with respect to any shares that are eligible to become vested only upon the eighth anniversary of the date of grant pursuant to Section 3.1(b) above).

(f) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2 Duration of Exercisability. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable.

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) Except as the Committee may otherwise approve, the 90th day following the date of the Optionee’s Termination of Employment for any reason other than (i) termination by the Company for Cause or due to Disability; or (ii) the Optionee’s death; or

(c) Except as the Committee may otherwise approve, the date of the Optionee’s Termination of Employment by reason of termination by the Company for Cause; or

(d) In the case of a Termination of Employment by the Company due to Disability or as a result of the Optionee’s death, the expiration of 12 months from the date of the Optionee’s Termination of Employment; or

(e) Unless otherwise determined by the Committee, the occurrence of a Change in Control, provided that any portion of the Option which is or becomes exercisable as of the occurrence of the Change in Control may be exercised concurrently therewith.

Section 3.4 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.5 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan.

ARTICLE IV.

OTHER PROVISIONS

Section 4.1 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 4.2 Shares Subject to Plan and Stockholders Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement.

Section 4.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.4 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.5 Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as provided by Section 7.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

Section 4.6 Adjustments in EBITDA and Return on Invested Capital Targets. The EBITDA and Return on Invested Capital Targets specified in Exhibit A are based upon certain revenue and expense assumptions about the future business of the Company as of the date the Option is granted. Accordingly, in the event that, after such date, the Committee determines, in its sole discretion, that any acquisition or disposition of any business by the Company or any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company, or change in applicable laws, regulations, or accounting principles occurs such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to the Option, then the Committee shall, in good faith and in such manner as it may deem equitable, adjust the amounts set forth on Exhibit A to reflect the projected effect of such transaction(s) or event(s) on EBITDA and/or Return on Invested Capital, subject to Section 7.1 of the Plan.

Section 4.7 Non-Competition; Non-Solicitation. The Optionee agrees to the following obligations that he acknowledges to be reasonably designed to protect the Company’s legitimate business interests without unnecessarily or unreasonably restricting his post-employment opportunities.

(a) The Optionee shall not, at any time during the Optionee’s employment with the Company or during the two year period immediately following the date of the Optionee’s Termination of Employment with the Company (the “Restricted Period”) directly or indirectly engage in, have any equity interest in, or manage or operate any person, firm, corporation, partnership, business or entity (whether as director, officer, employee, agent, representative, partner, security holder, consultant or otherwise) that engages in (either directly or through any subsidiary or Affiliate thereof) any business or activity which competes with any of the businesses of the Company or any entity owned by the Company anywhere in the world. Notwithstanding the foregoing the Optionee shall be permitted to acquire a passive stock or equity interest in such a business provided the stock or other equity interest acquired is not more than five percent (5%) of the outstanding interest in such business.

(b) During the Restricted Period, the Optionee will not directly or indirectly, either for himself or on behalf of any other entity, recruit or otherwise solicit or induce any employee, customer, distributor, contractor, national builder or supplier of the Company to terminate its employment or arrangement with the Company, otherwise change its relationship with the Company, or establish any relationship with the Optionee or any of his affiliates for any business purpose deemed competitive with the business of the Company. In addition, during the Restricted Period, the Optionee shall not, either for himself or on behalf of any other entity, hire or cause to be hired any person who was employed by the Company at any time during the twelve month period immediately prior to the date of his Termination of Employment or who thereafter becomes employed by the Company.

(c) In the event the terms of this Section 4.7 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable, or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

(d) As used in this Section 4.7, the term “Company” shall include the Company, its Affiliates, its parent, related entities, and any of its direct or indirect subsidiaries.

(e) The provisions contained in Section 4.7(a) and Section 4.7(b) may be altered and/or waived with the prior written consent of the Board or the Committee.

Section 4.8 Nondisclosure of Proprietary Information; Non-Disparagement

(a) Except as he reasonably and in good faith determines to be required in the faithful performance of the Optionee’s duties or pursuant to Section 4.8(c), the Optionee shall, during his employment with the Company and after the date of his termination of employment with the Company, maintain in confidence and shall not directly or indirectly, use, disseminate, disclose or publish, or use for his benefit or the benefit of any person, firm, corporation or other entity any confidential or proprietary information or trade secrets of or relating to the Company, including, without limitation, information with respect to the Company’s operations, processes, protocols, products, inventions, business practices, finances, principals, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment (“Proprietary Information”), or deliver to any person, firm, corporation or other entity any document, record, notebook, computer program or similar repository of or containing any such Proprietary Information. The Optionee’s obligation to maintain and not use, disseminate, disclose or publish, or use for his benefit or the benefit of any person, firm, corporation or other entity any Proprietary Information after the date of the Optionee’s Termination of Employment will continue so long as such Proprietary Information is not, or has not by legitimate means become, generally known and in the public domain (other than by means of the Optionee’s direct or indirect disclosure of such Proprietary Information) and is continued to be maintained as Proprietary Information by the Company. The parties hereby stipulate and agree that as between them, the Proprietary Information identified herein is important, material and affects the successful conduct of the businesses of the Company (and any successor or assignee of the Company).

(b) Upon the Optionee’s Termination of Employment, the Optionee will promptly deliver to the Company all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Company’s customers, business plans, marketing strategies, products or processes.

(c) The Optionee may respond to a lawful and valid subpoena or other legal process but shall give the Company the earliest possible notice thereof, shall, as much in advance of the return date as possible, make available to the Company and its counsel the documents and other information sought and shall assist such counsel in resisting or otherwise responding to such process.

(d) The Optionee agrees not to disparage the Company, any of its products or practices, or any of its directors, officers, agents, representatives, stockholders or affiliates, either orally or in writing, at any time; provided, that the Optionee may confer in confidence with his legal representatives and make truthful statements as required by law.

(e) The Company agrees to require the members of the Board and the executive officers of the Company not to disparage the Optionee, either orally or in writing, at any time; provided, that, the Company may confer in confidence with its legal representatives and make truthful statements as required by law.

(f) As used in this Section 4.8, the term “Company” shall include the Company, its Affiliates, its parent, related entities, and any of its direct or indirect subsidiaries.

Section 4.9 Injunctive Relief; Right to Cure. It is recognized and acknowledged by the Optionee that a breach of the covenants contained in Section 4.7 and Section 4.8 will cause irreparable damage to Company and its goodwill, the exact amount of which will be difficult or impossible to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Optionee agrees that in the event of a breach of any of the covenants contained in Section 4.7 and Section 4.8, in addition to any other remedy which may be available at law or in equity, the Company will be entitled to specific performance and injunctive relief. Notwithstanding the foregoing, except in the case of a willful breach of the covenants contained in Section 4.7 and Section 4.8, the Company shall provide the Optionee with written notice of the breach and 30 days to cure the breach; provided, however, that notwithstanding the foregoing the Company shall be entitled to specific performance and injunctive relief immediately upon the occurrence of any breach of the covenants contained in Section 4.7 and Section 4.8.

Section 4.10 Enforcement. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a portion of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOODMAN GLOBAL, INC.

By: Charles A. Carroll
Its: President and Chief Executive Officer

[Name] Residence Address:

                                                     Optionee’s Social Security Number:

EXHIBIT A

NON-QUALIFIED STOCK OPTION AGREEMENT

EBITDA TARGETS AND RETURN ON INVESTED CAPITAL THRESHOLDS

($ Millions)

Year Ending December 31

	2005		2006		2007			2008			2009
EBITDA Target	$185		$230		$	[	]	$	[	]	$	[	]
Return on Invested Capital Thresholds	___	%	___	%		___	%		___	%		___	%

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

GOODMAN GLOBAL, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of December 29, 2005 (the “Grant Date”) by and between Goodman Global, Inc., a Delaware corporation (the “Company”) and [Name of Officer], an employee of the Company (or one of its Subsidiaries), hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the 2004 Stock Option Plan of Goodman Global, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee appointed to administer the Plan pursuant to Section 6.1 of the Plan (the “Committee”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company (or one of its Subsidiaries) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1    “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2    “Cause” shall mean the Company or a Subsidiary having “Cause” to terminate the Optionee’s employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Company or a Subsidiary shall have “Cause” to terminate the Optionee’s employment upon: (a) the Optionee’s willful failure to substantially perform his duties as set forth in any employment or severance agreement or otherwise (other than any such failure resulting from the Optionee’s Disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) the Optionee’s willful failure to carry out, or comply with,

1

in any material respect any lawful and reasonable directive of the Board or his superiors, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) the Optionee’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Optionee’s duties and responsibilities; or (e) the Optionee’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

Section 1.3    “Change in Control” shall mean the first to occur of the following events:

(a) The consummation of (i) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (ii) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of common stock of the Company, par value $0.01 per share, by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, the Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Principal Stockholder) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (A) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (B) an amount greater than the amount owned or controlled, directly or indirectly, by the Principal Stockholder of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 1.4 unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(b) A majority of the members of the Board cease to be Continuing Directors; or

(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 1.4    “Committee” shall have the meaning set forth in the Recitals hereto.

Section 1.5    “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.6    “Company” shall have the meaning set forth in the Recitals hereto.

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Section 1.7    “Continuing Director” means any person who either (i) was a member of the Board as of the date of this Agreement; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Section 1.8    “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Optionee’s inability to perform, with or without reasonable accommodation, the essential functions of the Optionee’s position for a total of three months during any six month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

Section 1.9    “Good Reason” shall mean the Optionee having “Good Reason” to terminate his employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Optionee shall have “Good Reason” to terminate the his employment upon occurrence of any of the following: (i) failure of the Company or its shareholders to continue the Optionee in that position, or any other substantially similar position, as he holds as of the effective date of this Agreement; (ii) a material diminution in the nature or scope of the Optionee’s responsibilities, duties or authority; (iii) failure of the Company to make any material payment or provide any material benefit under any employment or severance agreement; or (iv) the Company’s material breach of any employment or severance agreement or any Option agreement; provided, however, that notwithstanding the foregoing the Optionee may not resign his employment for Good Reason unless: (A) the Optionee provides the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice is provided not later than the 30th day following the occurrence of the event constituting Good Reason) and (B) the Company has not remedied the alleged violation(s) within the 30-day period.

Section 1.10    “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.11    “Management Stockholders Agreement” shall mean that certain Stockholders Agreement dated as of December 23, 2004, by and among the Company, Goodman Global Holdings, Inc. (f/k/a Frio, Inc.), a Delaware corporation, Frio Holdings, LLC, a Delaware limited liability company, and certain other stockholders of the Company who are signatories thereto.

Section 1.12    “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.13    “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.14    “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

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Section 1.15    “Principal Stockholders” shall mean Frio Holdings, LLC, a Delaware limited liability company, and its Affiliates.

Section 1.16    “Termination of Employment” shall mean the time when the employee-employer relationship between an Optionee and the Company (and all of its subsidiaries or Affiliates) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company (or one of its subsidiaries or Affiliates). For the avoidance of doubt, the parties acknowledge and agree that the last sentence of Section 1.30 of the Plan shall not apply with respect to the Option granted hereunder.

ARTICLE II.

GRANT OF OPTION

Section 2.1    Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of                      shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2    Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3    Option Price. The purchase price of the shares of Common Stock covered by the Option shall be $110 per share (without commission or other charge).

ARTICLE III.

EXERCISABILITY

Section 3.1    Commencement of Exercisability

(a) Subject to subsection (b) and (c) and Sections 3.3 and 3.4, the Option shall become exercisable in four equal and cumulative installments provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date as follows:

(i) The first installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2006;

(ii) The second installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2007;

(iii) The third installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2008; and

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(iv) The fourth installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2009.

(b) Notwithstanding Section 3.1(a), but subject to Sections 3.1(c), 3.3 and 3.4, the Option shall become fully vested and exercisable with respect to all shares covered thereby immediately prior to any Change in Control that occurs following an Initial Public Offering.

(c) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 3.2    Duration of Exercisability. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable.

Section 3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) Except as the Committee may otherwise approve, the 90th day following the date of the Optionee’s Termination of Employment for any reason other than (i) termination by the Company for Cause or due to Disability; or (ii) the Optionee’s death; or

(c) Except as the Committee may otherwise approve, the date of the Optionee’s Termination of Employment by reason of termination by the Company for Cause; or

(d) In the case of a Termination of Employment by the Company due to Disability or as a result of the Optionee’s death, the expiration of 12 months from the date of the Optionee’s Termination of Employment.

Section 3.4    Initial Public Offering. Notwithstanding any other provision in this Agreement to the contrary, if no Initial Public Offering has occurred on or prior to December 21, 2006, then (a) the Option shall be forfeited in its entirety as of December 21, 2006 and (b) in no event shall any portion of the Option become exercisable pursuant to Section 3.1(a) following December 21, 2006.

Section 3.5    Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.6    Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan; provided, however, that notwithstanding Section 5.3 of the Plan: (a) any portion of the Option that is exercisable may be exercised by delivery to the Company’s corporate secretary of full payment for the shares with respect to which the Option is thereby exercised, which payment may be made in the form of (i) cash or personal, certified, or bank cashier check; (ii) surrender of shares of Common Stock, which have been owned by the

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Optionee for at least six months (or such other minimum length of time as the Committee determines from time to time to be necessary to avoid adverse accounting consequences or violation of any applicable law, rule or regulation), duly endorsed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (iii) any combination of the foregoing; and (b) the payment to the Company of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option or any portion thereof, may be made in shares of Common Stock, which have been owned by the Optionee for at least six months (or such other minimum length of time as the Committee determines from time to time to be necessary to avoid adverse accounting consequences or violation of any applicable law, rule or regulation), enclosed for transfer to the Company with a Fair Market Value (solely for these purposes, as determined in accordance with the terms of the Management Stockholders Agreement) on the date of delivery equal to the amounts necessary to satisfy the portion of such federal, state and local tax withholding requirements arising in connection with the exercise of the Option which the Optionee elects to be so satisfied; and, provided, further, that, notwithstanding anything to the contrary in Section 5.3 of the Plan, following an Initial Public Offering, the Optionee may (unless the Committee determines that the method of exercise described in this proviso is reasonably likely to violate any applicable law, rule or regulation) exercise the Option, or any exercisable portion thereof, by delivery to the corporate secretary of notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price.

ARTICLE IV.

OTHER PROVISIONS

Section 4.1    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 4.2    Shares Subject to Plan and Management Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Management Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement, including, without limitation, that certain Binding Management Compensation Term Sheet by and between the Optionee and the Company dated as of November 18, 2004. The parties further intend that this Agreement (together with the Plan and the Management Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

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Section 4.3    Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.4    Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.5    Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as provided by Section 7.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

Section 4.6    Corporate Events and Other Adjustments. Any and all adjustments made to this Option pursuant to Sections 7.1(a) or 7.1(b) of the Plan or pursuant to Section 4.5 of this Agreement shall be made by the Committee in consultation with the Company’s Chief Executive Officer, and the Committee shall use its good faith best efforts to make any such adjustment in a manner that it determines is not reasonably likely to (a) dilute or diminish the potential benefits of this Option or (b) otherwise materially reduce the value of the Option (all as compared to the facts and circumstances applicable prior to such adjustment and the applicable transaction or event).

Section 4.7    Section 409A. Notwithstanding any other provision of the Plan or this Agreement, the Plan and this Agreement shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Committee and the Optionee may, in their mutual discretion, adopt such amendments to the Plan or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to exempt the Option from Section 409A or to comply with the requirements of Section 409A and thereby avoid the penalty taxes under Section 409A, without materially diminishing the economic benefits to the Optionee; provided that no such amendment, suspension nor termination of the Plan or this Agreement shall, without the consent of the Optionee, impair any rights or obligations of the Optionee under the Option.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOODMAN GLOBAL, INC.

By:
Its:

[Name of Optionee]

Residence Address:

Optionee’s Social Security Number:

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NON-QUALIFIED STOCK OPTION AGREEMENT

OF

GOODMAN GLOBAL, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of December 29, 2005 (the “Grant Date”) by and between Goodman Global, Inc., a Delaware corporation (the “Company”) and [Name of officer or employee], an employee of the Company (or one of its Subsidiaries), hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the 2004 Stock Option Plan of Goodman Global, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee appointed to administer the Plan pursuant to Section 6.1 of the Plan (the “Committee”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company (or one of its Subsidiaries) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1    “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2    “Cause” shall mean the Company or a Subsidiary having “Cause” to terminate the Optionee’s employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Company or a Subsidiary shall have “Cause” to terminate the Optionee’s employment upon: (a) the Optionee’s willful failure to substantially perform his duties as set forth in any employment or severance agreement or otherwise (other than any such failure resulting from the Optionee’s Disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (b) the Optionee’s willful failure to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board or his superiors, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure; (c) the Optionee’s commission at any time of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (d) the Optionee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Optionee’s duties and responsibilities; or (e) the Optionee’s commission at any time of any act of fraud, embezzlement, misappropriation, material misconduct, or breach of fiduciary duty against the Company (or any predecessor thereto or successor thereof).

Section 1.4    “Change in Control” shall mean the first to occur of the following events:

(a) The consummation of (i) a direct or indirect sale or other disposition of all or substantially all the assets of the Company, or (ii) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of common stock of the Company, par value $0.01 per share, by the Company (of either treasury shares or newly issued shares) to the general public through a registration statement filed with the Securities and Exchange Commission) (each, a “Business Combination”) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, the Principal Stockholder or any “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or the Principal Stockholder) (collectively, a “Business Combination Person”) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than (A) fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition, or (B) an amount greater than the amount owned or controlled, directly or indirectly, by the Principal Stockholder of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided that, notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this Section 1.4 unless a majority of the members of the board of directors (or similar governing body) of the entity resulting from such Business Combination are employees of the Business Combination Person; or

(b) A majority of the members of the Board cease to be Continuing Directors; or

(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 1.5    “Committee” shall have the meaning set forth in the Recitals hereto.

Section 1.6    “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.7    “Company” shall have the meaning set forth in the Recitals hereto.

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Section 1.8    “Continuing Director” means any person who either (i) was a member of the Board as of the date of this Agreement; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

Section 1.9    “Disability” shall mean “Disability” as defined in any employment or severance agreement between the Optionee and the Company or a Subsidiary; provided, that in the absence of an employment or severance agreement containing such a definition, “Disability” shall mean the Optionee’s inability to perform, with or without reasonable accommodation, the essential functions of the Optionee’s position for a total of three months during any six month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Optionee or the Optionee’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.

Section 1.12    “Good Reason” shall mean the Optionee having “Good Reason” to terminate his employment, as defined in any employment, severance or other written agreement between the Optionee and the Company or an Affiliate; provided, that in the absence of an employment, severance or other written agreement containing such a definition, the Optionee shall have “Good Reason” to terminate the his employment upon occurrence of any of the following: (i) failure of the Company or its shareholders to continue the Optionee in that position, or any other substantially similar position, as he holds as of the effective date of this Agreement; (ii) a material diminution in the nature or scope of the Optionee’s responsibilities, duties or authority; (iii) failure of the Company to make any material payment or provide any material benefit under any employment or severance agreement; or (iv) the Company’s material breach of any employment or severance agreement or any Option agreement; provided, however, that notwithstanding the foregoing the Optionee may not resign his employment for Good Reason unless: (A) the Optionee provides the Company with at least 30 days prior written notice of his intent to resign for Good Reason (which notice is provided not later than the 30th day following the occurrence of the event constituting Good Reason) and (B) the Company has not remedied the alleged violation(s) within the 30-day period.

Section 1.13    “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.15    “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.16    “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.17    “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.18    “Principal Stockholders” shall mean Frio Holdings, LLC, a Delaware limited liability company, and its Affiliates.

Section 1.21    “Stockholders Agreement” shall mean the stockholders agreement by and among the Company, Goodman Global Holdings, Inc., a Delaware corporation, Frio Holdings,

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LLC, a Delaware limited liability company, and certain other stockholders of the Company who are signatories thereto, in such form as shall be determined by the Company.

ARTICLE II.

GRANT OF OPTION

Section 2.1    Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of                      shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2    Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3    Option Price. The purchase price of the shares of Common Stock covered by the Option shall be $110 per share (without commission or other charge).

ARTICLE III.

EXERCISABILITY

Section 3.1    Commencement of Exercisability

(a) Subject to subsection (b) and (c) and Sections 3.3 and 3.4, the Option shall become exercisable in four equal and cumulative installments provided that the Optionee remains continuously employed in active service by the Company from the Grant Date through such date as follows:

(i) The first installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2006;

(ii) The second installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2007;

(iii) The third installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2008; and

(iv) The fourth installment shall consist of 25% of the shares covered by the Option and shall become exercisable on December 22, 2009.

(b) Notwithstanding Section 3.1(a), but subject to Sections 3.1(c), 3.3 and 3.4, the Option shall become fully vested and exercisable with respect to all shares covered thereby immediately prior to any Change in Control that occurs following an Initial Public Offering.

(c) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

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Section 3.2    Duration of Exercisability. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable.

Section 3.3    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) The 90th day following the date of the Optionee’s Termination of Employment for any reason other than (i) termination by the Company for Cause or due to Disability; or (ii) the Optionee’s death; or

(c) The date of the Optionee’s Termination of Employment by reason of termination by the Company for Cause; or

(d) In the case of a Termination of Employment by the Company due to Disability or as a result of the Optionee’s death, the expiration of 12 months from the date of the Optionee’s Termination of Employment.

Section 3.4    Initial Public Offering. Notwithstanding any other provision in this Agreement to the contrary, if no Initial Public Offering has occurred on or prior to December 21, 2006, then (a) the Option shall be forfeited in its entirety as of December 21, 2006 and (b) in no event shall any portion of the Option become exercisable pursuant to Section 3.1(a) following December 21, 2006.

Section 3.5    Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.6    Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan.

ARTICLE IV.

OTHER PROVISIONS

Section 4.1    Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 4.2    Shares Subject to Plan and Stockholders Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement.

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Section 4.3    Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.4    Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.5    Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as provided by Section 7.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

Section 4.7    Non-Competition; Non-Solicitation. The Optionee agrees to the following obligations that he acknowledges to be reasonably designed to protect the Company’s legitimate business interests without unnecessarily or unreasonably restricting his post-employment opportunities.

(a) The Optionee shall not, at any time during the Optionee’s employment with the Company or during the two year period immediately following the date of the Optionee’s Termination of Employment with the Company (the “Restricted Period”) directly or indirectly engage in, have any equity interest in, or manage or operate any person, firm, corporation, partnership, business or entity (whether as director, officer, employee, agent, representative, partner, security holder, consultant or otherwise) that engages in (either directly or through any subsidiary or Affiliate thereof) any business or activity which competes with any of the businesses of the Company or any entity owned by the Company anywhere in the world. Notwithstanding the foregoing the Optionee shall be permitted to acquire a passive stock or equity interest in such a business provided the stock or other equity interest acquired is not more than five percent (5%) of the outstanding interest in such business.

(b) During the Restricted Period, the Optionee will not directly or indirectly, either for himself or on behalf of any other entity, recruit or otherwise solicit or induce any employee, customer, distributor, contractor, national builder or supplier of the Company to terminate its employment or arrangement with the Company, otherwise change its relationship with the Company, or establish any relationship with the Optionee or any of his affiliates for any business purpose deemed competitive with the business of the Company. In addition, during the Restricted Period, the Optionee shall not, either for himself or on behalf of any other entity, hire or cause to be hired any person who was employed by the Company at any time during the twelve month period immediately prior to the date of his Termination of Employment or who thereafter becomes employed by the Company.

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(c) In the event the terms of this Section 4.7 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it will be interpreted to extend only over the maximum period of time for which it may be enforceable, over the maximum geographical area as to which it may be enforceable, or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

(d) As used in this Section 4.7, the term “Company” shall include the Company, its Affiliates, its parent, related entities, and any of its direct or indirect subsidiaries.

(e) The provisions contained in Section 4.7(a) and Section 4.7(b) may be altered and/or waived with the prior written consent of the Board or the Committee.

Section 4.8    Nondisclosure of Proprietary Information; Non-Disparagement

(a) Except as he reasonably and in good faith determines to be required in the faithful performance of the Optionee’s duties or pursuant to Section 4.8(c), the Optionee shall, during his employment with the Company and after the date of his termination of employment with the Company, maintain in confidence and shall not directly or indirectly, use, disseminate, disclose or publish, or use for his benefit or the benefit of any person, firm, corporation or other entity any confidential or proprietary information or trade secrets of or relating to the Company, including, without limitation, information with respect to the Company’s operations, processes, protocols, products, inventions, business practices, finances, principals, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment (“Proprietary Information”), or deliver to any person, firm, corporation or other entity any document, record, notebook, computer program or similar repository of or containing any such Proprietary Information. The Optionee’s obligation to maintain and not use, disseminate, disclose or publish, or use for his benefit or the benefit of any person, firm, corporation or other entity any Proprietary Information after the date of the Optionee’s Termination of Employment will continue so long as such Proprietary Information is not, or has not by legitimate means become, generally known and in the public domain (other than by means of the Optionee’s direct or indirect disclosure of such Proprietary Information) and is continued to be maintained as Proprietary Information by the Company. The parties hereby stipulate and agree that as between them, the Proprietary Information identified herein is important, material and affects the successful conduct of the businesses of the Company (and any successor or assignee of the Company).

(b) Upon the Optionee’s Termination of Employment, the Optionee will promptly deliver to the Company all correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Company’s customers, business plans, marketing strategies, products or processes.

(c) The Optionee may respond to a lawful and valid subpoena or other legal process but shall give the Company the earliest possible notice thereof, shall, as much in advance

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of the return date as possible, make available to the Company and its counsel the documents and other information sought and shall assist such counsel in resisting or otherwise responding to such process.

(d) The Optionee agrees not to disparage the Company, any of its products or practices, or any of its directors, officers, agents, representatives, stockholders or affiliates, either orally or in writing, at any time; provided, that the Optionee may confer in confidence with his legal representatives and make truthful statements as required by law.

(e) The Company agrees to require the members of the Board and the executive officers of the Company not to disparage the Optionee, either orally or in writing, at any time; provided, that, the Company may confer in confidence with its legal representatives and make truthful statements as required by law.

(f) As used in this Section 4.8, the term “Company” shall include the Company, its Affiliates, its parent, related entities, and any of its direct or indirect subsidiaries.

Section 4.9    Injunctive Relief; Right to Cure. It is recognized and acknowledged by the Optionee that a breach of the covenants contained in Section 4.7 and Section 4.8 will cause irreparable damage to Company and its goodwill, the exact amount of which will be difficult or impossible to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Optionee agrees that in the event of a breach of any of the covenants contained in Section 4.7 and Section 4.8, in addition to any other remedy which may be available at law or in equity, the Company will be entitled to specific performance and injunctive relief. Notwithstanding the foregoing, except in the case of a willful breach of the covenants contained in Section 4.7 and Section 4.8, the Company shall provide the Optionee with written notice of the breach and 30 days to cure the breach; provided, however, that notwithstanding the foregoing the Company shall be entitled to specific performance and injunctive relief immediately upon the occurrence of any breach of the covenants contained in Section 4.7 and Section 4.8.

Section 4.10    Enforcement. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a portion of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

Section 4.11    Section 409A. Notwithstanding any other provision of the Plan or this Agreement, the Plan and this Agreement shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the U.S. Internal Revenue Code of 1986, as amended (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Committee may, in its

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discretion, adopt such amendments to the Plan or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to exempt the Option from Section 409A or to comply with the requirements of Section 409A and thereby avoid the penalty taxes under Section 409A.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOODMAN GLOBAL, INC.

By:
Its:

[Name of Optionee]

Residence Address:

Optionee’s Social Security Number:

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NON-QUALIFIED STOCK OPTION AGREEMENT

OF

GOODMAN GLOBAL, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of March 1, 2005 (the “Grant Date”) by and between Goodman Global, Inc., a Delaware corporation (the “Company”) and                     , a non-employee director of the Company, hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the 2004 Stock Option Plan of Goodman Global, Inc. (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an incentive for increased efforts during service as a non-employee director of the Company;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1    “Board” shall have the meaning set forth in the Recitals hereto.

Section 1.2    “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.3    “Company” shall have the meaning set forth in the Recitals hereto.

Section 1.4    “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.5    “Management Stockholders Agreement” shall mean that certain Stockholders Agreement dated as of December 23, 2004, by and among the Company, Goodman Global Holdings, Inc. (f/k/a Frio, Inc.), a Delaware corporation, Frio Holdings, LLC, a Delaware limited liability company, and certain other stockholders of the Company who are signatories thereto.

Section 1.6    “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.7    “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.8    “Termination of Directorship” shall mean the time when the Optionee ceases to be a member of the Board for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement.

ARTICLE II.

GRANT OF OPTION

Section 2.1    Grant of Option. In consideration of the Optionee’s continued service as a member of the Board, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of 4,000 shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2    Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Article V and Sections 7.1, 7.2 and 7.3 thereof.

Section 2.3    Option Price. The purchase price of the shares of Common Stock covered by the Option shall be $40 per share (without commission or other charge).

ARTICLE III.

EXERCISABILITY

Section 3.1    Exercisability. As of the Grant Date, the Option shall be fully vested and immediately exercisable with respect to all shares of Common Stock subject thereto.

Section 3.2    Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) The first anniversary of the Optionee’s Termination of Directorship for any reason.

Section 3.4    Partial Exercise. Any portion of the Option or the entire Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.5    Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Article V of the Plan.

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ARTICLE IV.

OTHER PROVISIONS

Section 4.1    Optionee’s Services as a Director. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the service of the Company or any of its affiliates (whether as a director or otherwise).

Section 4.2    Shares Subject to Plan and Management Stockholders Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Management Stockholders Agreement.

Section 4.3    Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 4.4    Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.5    Amendment, Suspension and Termination. The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, provided that, except as provided by Section 7.1 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOODMAN GLOBAL, INC.

By:	Charles A. Carroll
Its:	President and Chief Executive Officer

[Name of Non-Employee Director]

Residence Address:

Optionee’s Social Security Number:

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